Prospectus Supplement	dated April 10, 2007 to:

PUTNAM VT EQUITY INCOME FUND Prospectuses dated April 30, 2006

The section “Who manages the fund?” is supplemented to reflect that the fund is now managed solely by the Large-Cap Value Team and that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are Bartlett Geer (Portfolio Leader) and Austin Kairnes (Portfolio Member).

HV-5938

243929 4/07